UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant   ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule §240.14a-12

KAL Energy, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.

☐	$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:

2.	Form, Schedule or Registration Statement No.:

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4.	Date Filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 23, 2008

To the Stockholders of KAL Energy, Inc.:

You are cordially invited to attend the 2008 Annual Meeting of Stockholders (the “Annual Meeting”) of KAL Energy, Inc. on June 23, 2008 at 5:00 p.m., Singapore time. The Annual Meeting will be held at our offices at 9 Temasek Blvd., Ste. 16-02A, Suntec Tower Two, Singapore 038989 for the following purposes, as more fully described in the accompanying proxy statement:

1. To ratify the selection of Kabani & Company, Inc. as our independent registered public accounting firm for the fiscal year ending May 31, 2008.

2. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

 Only stockholders of record at the close of business on May 22, 2008 will be entitled to vote at the Annual Meeting or any adjournment or postponement thereof.

By Order of the Board of Directors

/s/ William Bloking

William Bloking
Chairman of the Board of Directors and President

Singapore
May 23, 2008

Your vote is important. To vote your shares by proxy you may sign, date and return in the envelope provided the enclosed proxy card. Please return the enclosed proxy card promptly to ensure your proxy arrives in sufficient time.

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING
GENERAL

The enclosed proxy is solicited on behalf of our Board of Directors for use at the 2008 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 23, 2008 at 5:00 p.m., Singapore time, at our offices at 9 Temasek Blvd., Ste. 16-02A, Suntec Tower Two, Singapore 038989, at which time stockholders of record as of May 22, 2008 will be entitled to vote. On April 30, 2008, we had 126,528,600 shares of common stock outstanding.

We intend to mail this proxy statement and the accompanying proxy card on or about May 23, 2008 to all stockholders entitled to vote at the Annual Meeting. Our principal executive offices are located at 93-95 Gloucester Place, London W1U 6JQ United Kingdom.

VOTING

The shares of common stock constitute our only outstanding class of voting securities. The presence in person or by proxy of the holders of a majority of the common stock issued and outstanding constitutes a quorum for the transaction of business at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of common stock held as of the record date on each matter to be voted on at the Annual Meeting. For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the Annual Meeting in person or by proxy and who abstain, including brokers holding customers’ shares of record who cause abstentions to be recorded at the Annual Meeting, are considered stockholders who are present and entitled to vote and count toward the quorum. Brokers holding shares of record for customers generally are not entitled to vote on certain matters unless they receive voting instructions from their customers.

Ratification of the selection of Kabani & Company, Inc. as our independent registered public accounting firm for the fiscal year ending May 31, 2008 requires the affirmative vote of a majority of the shares present or represented and entitled to be voted at the Annual Meeting and, therefore, abstentions are counted as votes against the proposal and broker non-votes are not counted.

Shares of common stock represented by a properly executed proxy received in time for the Annual Meeting will be voted as specified therein, unless the proxy previously has been revoked. Unless otherwise specified in the proxy, the persons named therein will vote FOR ratification of the selection of Kabani & Company, Inc. as our independent registered public accounting firm for the fiscal year ending May 31, 2008. As to any other business properly submitted to stockholders at the Annual Meeting, the persons named in the proxy will vote as recommended by the Board of Directors or, if no recommendation is given, in their discretion.

HOW TO VOTE

You may vote by proxy or in person at the Annual Meeting. To vote by proxy, you may mail your signed and dated proxy card in the envelope provided. Even if you plan to attend the Annual Meeting, you are recommended to vote by proxy prior to the Annual Meeting. You can always change your vote as described below.

REVOCABILITY OF PROXIES

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by the holder of record by filing with the Secretary of the Company at the address above, a written notice of revocation or a new duly executed proxy bearing a date later than the date indicated on the previous proxy, or it may be revoked by the holder of record attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

SOLICITATION

We will bear the entire cost of proxy solicitation, including costs of preparing, assembling, printing and mailing this proxy statement, the proxy card and any additional material furnished to stockholders. Copies of the solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others, to forward to such beneficial owners. We may, if deemed necessary or advisable, retain a proxy solicitation firm to deliver solicitation materials to beneficial owners and to assist us in collecting proxies from such individuals. We may reimburse persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, electronic mail or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services.

PROPOSAL ONE

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM

The Board of Directors has selected Kabani & Company, Inc. to continue as the independent registered public accounting firm for the fiscal year ending May 31, 2008. We are asking the stockholders to ratify the selection of Kabani & Company, Inc. as the independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending May 31, 2008 and to perform other appropriate services. Kabani & Company, Inc. audited our financial statements for the fiscal year ended May 31, 2007. No representatives of Kabani & Company, Inc. will be present at the Annual Meeting to respond to stockholders’ questions. However, we will provide contact information for Kabani and Company, Inc. to any stockholders who would like to contact the firm with questions.

Changes In Accountants

On February 22, 2007, Morgan & Company notified us that it would resign as our independent registered public accounting firm, effective upon our appointment of a successor firm.

On March 6, 2007, the Board of Directors engaged Kabani & Company, Inc. to serve as our independent registered public accounting firm, effective as of such date.

The audit reports of Morgan & Company on our financial statements for the fiscal years ended May 31, 2006 and 2005 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows: the audit report dated August 4, 2006 for the fiscal year ended May 31, 2006 contained a qualification as to uncertainty.

During the period from June 1, 2005 to the date of Morgan & Company’s resignation, there were no disagreements between us and Morgan & Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to Morgan & Company’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

We provided Morgan & Company with a copy of these disclosures and requested that Morgan & Company furnish us with a letter addressed to the Securities and Exchange Commission stating whether Morgan agreed with the statements that we made. The letter from Morgan is attached as Exhibit 16.1 to our Current Report on Form 8-K filed with the SEC on March 12, 2007.

As part of its engagement as our independent registered public accounting firm, Kabani & Company, Inc. conducted a review of our balance sheet for the period ended February 28, 2007, and the related statements of operations and cash flows for the nine-month period ending February 28, 2007.

During the period from June 1, 2005 to the date of our engagement of Kabani & Company, Inc., neither we, nor anyone acting on our behalf, consulted with Kabani & Company, Inc. regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (ii) any of the matters or events set forth in Item 304(a)(2)(ii) of Regulation S−B.

Pre-Approval Policy for Audit or Non-Audit Services

The Board and the Audit Committee reviews and pre-approves all audit and non-audit services to be performed by our independent registered public accounting firm, Kabani & Company, Inc., subject to certain de minimis exceptions. Such pre-approval is on a project by project basis. During 2007, Kabani & Company, Inc. did not provide us any non-audit services.

Audit Fees

The following table sets forth the aggregate fees billed to us by Morgan & Company and Kabani & Company, Inc., respectively for the fiscal years ended May 31, 2006 and May 31, 2007:

Name	Fiscal Year 2007	Percentage of Fiscal Year 2007 Services Approved by Audit Committee or Board of Directors	Fiscal Year 2006		Percentage of Fiscal Year 2006 Services Approved by Audit Committee or Board of Directors

Audit Fees(1)	$45,000	100%	$		100%
Audit-Related Fees	20,964	—		—	—
Tax Fees	—	—		—	—
All Other Fees	—	—		—	—
Total	$65,964

(1)
Includes fees for professional services rendered for the audit of our annual financial statements, reviews of the financial statements included in quarterly reports on Form 10-Q and services that are normally provided by our independent registered public accounting firm in connection with our statutory and regulatory filings.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE SELECTION OF KABANI & COMPANY, INC. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MAY 31, 2008.

Report of the Audit Committee of the Board of Directors

Management is responsible for our internal control over financial reporting and for the preparation of the consolidated financial statements in accordance with generally accepted accounting principles. Our independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) and to issue a report on the Company’s financial statements. The Audit Committee’s responsibility is to monitor and oversee these processes.

In this context, the Board of Directors has met and held discussions with management and the independent registered public accounting firm. Management represented to the Board of Directors that our consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Board of Directors has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Board of Directors discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees, as amended).

Our independent registered public accounting firm also provided to the Board of Directors the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Board of Directors discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.

Based upon the Board of Director’s discussions with management and the independent registered public accounting firm and the Board of Director’s review of the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Board of Directors recommended that the audited consolidated financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended May 31, 2007 filed with the Securities and Exchange Commission.

Members of the Audit Committee

William Bloking

Antonio Varano

The material in this report is not “soliciting material” and is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

DEADLINE FOR RECEIPT OF
STOCKHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

If we hold our 2009 annual meeting of stockholders on or about the same time as this year’s Annual Meeting, then any stockholder desiring to submit a proposal for action at the 2009 annual meeting of stockholders should arrange for such proposal to be delivered to us at our principal place of business no later than January 24, 2009, in order to be considered for inclusion in the our proxy statement relating to that meeting. However, if we hold our 2009 annual meeting of stockholders on a date that is more than 30 days earlier or later than this year’s Annual Meeting, then a stockholder proposal must be received by us at our principal place of business in a reasonable amount of time prior to when we begin to print and mail our proxy materials. Matters pertaining to such proposals, including the number and length thereof, the eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, as amended, rules and regulations of the SEC and other laws and regulations.

SEC rules also establish a different deadline, the discretionary vote deadline, for submission of stockholder proposals that are not intended to be included in our proxy statement with respect to discretionary voting. The discretionary vote deadline for the 2009 annual meeting of stockholders is April 8, 2009 (which is at least 45 calendar days prior to the anniversary of the mailing date of this proxy statement). If a stockholder gives notice of such a proposal after the discretionary vote deadline, the our proxy holders will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at our 2009 annual meeting of stockholders.

We were not notified of any stockholder proposals to be addressed at this Annual Meeting. Because we were not provided notice of any stockholder proposal to be included in the proxy statement within a reasonable time before mailing, we will be allowed to use our voting authority if any stockholder proposals are raised at the meeting.

OTHER BUSINESS

The Board of Directors is not aware of any other matter which may be presented for action at the Annual Meeting. Should any other matter requiring a vote of the stockholders arise, it is intended that the proxy holders will vote on such matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ William Bloking
William Bloking
Chairman of the Board of Directors and President

May 23, 2008

PROXY

KAL ENERGY, INC.
Proxy Solicited by the Board of Directors
Annual Meeting of Stockholders – June 23, 2008

The undersigned hereby nominates, constitutes and appoints William Bloking and Jorge Nigaglioni, and each of them individually, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of KAL ENERGY, INC. which the undersigned is entitled to represent and vote at the 2008 Annual Meeting of Stockholders to be held at the company’s offices at 9 Temasek Blvd., Ste. 16-02A, Suntec Tower Two, Singapore 038989 on June 23, 2008 at 5:00 p.m., Singapore time, and at any and all adjournments or postponements thereof, as fully as if the undersigned were present and voting at the meeting, as follows:

THE DIRECTORS RECOMMEND A VOTE “FOR” ITEM 1.

1.	RATIFICATION OF KABANI & COMPANY, INC. AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MAY 31, 2008:

☐ FOR	☐ AGAINST	☐ ABSTAIN

IN THEIR DISCRETION, ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

IMPORTANT—PLEASE SIGN AND DATE ON OTHER SIDE AND RETURN PROMPTLY

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED “FOR” THE RATIFICATION OF KABANI & COMPANY, INC. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MAY 31, 2008.

Date: _______________________, 2008

(Signature of stockholder)
Please sign your name exactly as it appears hereon. Executors, administrators, guardians, officers of corporations and others signing in a fiduciary capacity should state their full titles as such.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.